UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2022, the Board of Directors (the "Board") of CoStar Group, Inc. (the “Company”) adopted the Company's Fourth Amended and Restated By-Laws (the “Fourth A&R By-Laws”), to implement certain stockholder-friendly provisions provisions and to make certain other updates, as further described below. The Fourth A&R By-Laws became effective upon approval by the Board.

In the Fourth A&R By-Laws, Article II, Section 3 has been amended to provide for the right of holders of 25% of the Company's outstanding common stock to call a special meeting of stockholders.

To implement proxy access, Section 10 has been added to Article II of the Fourth A&R By-Laws to allow a stockholder, or group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to the greater of two nominees or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the Fourth A&R By-Laws. The Fourth A&R By-Laws also reflect amendments to clarify or conform the advance notice provisions regarding stockholder proposals to reflect the adoption of proxy access and developments in Delaware and federal law and to insert a new section addressing the submission of information by director nominees (Article II, Sections 8 and 9).

Additionally, in the Fourth A&R By-Laws, Article IX has been amended to eliminate each voting requirement that calls for a greater than simple majority vote (also known as a supermajority vote) in order to implement simple majority voting on all matters submitted for a stockholder vote.

Further amendments include the adoption of Article II, Section 14 of the Fourth A&R By-Laws to address Delaware law with respect to certain requirements for stockholders to deliver documents or information to the Company in writing. Additional amendments make clarifying or conforming language changes.

The foregoing description of the terms of the Fourth A&R By-Laws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Fourth A&R By-Laws, which are filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	CoStar Group, Inc. Fourth Amended and Restated By-Laws.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	May 6, 2022	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer